Exhibit 99.1

STARENT NETWORKS, CORP. REPORTS SECOND QUARTER 2008 FINANCIAL RESULTS

TEWKSBURY, Mass. — July 29, 2008 — Starent Networks, Corp. (Nasdaq: STAR), a leading provider of infrastructure solutions that enable mobile operators to deliver multimedia services, today reported financial results for the second quarter ended June 30, 2008. Revenues for the second quarter of 2008 were $61.2 million, an increase of 98% from the second quarter of 2007. Revenues for the six months ended June 30, 2008 were $117.4 million, up 101% from the same period a year ago.

Net income for the second quarter of 2008 was $13.8 million, or $0.19 per diluted share, compared to net income for the second quarter of 2007 of $3.4 million, prior to income allocated to preferred shareholders, which resulted in earnings applicable to common shareholders of $0.03 per diluted share. Net income for the six months ended June 30, 2008 was $23.4 million, up 312% from the same period in 2007. Second quarter 2008 results included $4.5 million of non-cash stock-based compensation expenses compared to similar expenses of $3.3 million in the second quarter of 2007. The results for the first six months of 2008 included $7.9 million of non-cash stock-based compensation expenses compared to similar expenses of $4.8 million in the same period of 2007.

Excluding the impact of stock-based compensation and assuming preferred shares were converted as of the beginning of the applicable period, non-GAAP net income for the second quarter of 2008 was $18.3 million, or $0.25 per diluted share, and non-GAAP net income for the six months ended June 30, 2008 was $31.3 million, or $0.42 per diluted share, compared to non-GAAP net income for the second quarter of 2007 of $6.7 million, or $0.11 per diluted share, and non-GAAP net income for the six months ended June 30, 2007 of $10.4 million, or $0.17 per diluted share.

The company also announced today that, in the litigation filed by UTStarcom in May 2007 against the company and certain employees and former employees alleging, among other things, patent infringement and trade secret claims, on July 23, 2008 the United States District Court for the Northern District of Illinois granted Starent Networks’ motion to dismiss ten of UTStarcom’s fifteen claims, including the trade secret claims and all claims against the individual defendants.

Operational Highlights

Highlights for the second quarter of 2008 included several key business initiatives and milestones. The company:

•                  Announced that Willcom, Inc., a mobile data telecommunications provider in Japan, has selected Starent Networks for its Next Generation - Personal Handyphone System (XG-PHS) to provide multimedia services to subscribers.  Willcom will deploy Starent Networks’ multi-access, multi-service ST40 multimedia core platform with PHS Access Gateway and Home Agent functionality.  Willcom currently has more than 4.6 million subscribers.

•                  Further expanded its footprint in the UMTS market by winning business in Hungary.  As of the end of the second quarter of 2008, Starent Networks has UMTS network solutions at various stages of deployment in eleven countries throughout the European and Asia Pacific regions.

•                  Announced First International Telecom (Fitel), a telecom operator in Taiwan, has deployed Starent Networks’ solutions to enable high-bandwidth, multimedia services through its mobile WiMAX network.  Fitel provides mobile communications services to more than one million subscribers.

•                  Successfully completed interoperability testing of its WiMAX solutions with ZyXEL Communications, a leading provider of secure broadband networking, and TECOM, a leading Taiwanese manufacturer of telecommunications equipment.

Conference Call Information

Date:	July 29, 2008
Time:	5:00 p.m. Eastern time
Toll-free North America:	888-679-8018
International dial-in number:	617-213-4845
Passcode:	52948728
Live webcast:	Available at http://ir.starentnetworks.com

A telephone replay of the call will be available following the conference call through August 5, 2008.  To access the replay, parties in the United States and Canada should call 888-286-8010 and parties outside of the United States and Canada should call 617-801-6888.  The passcode for the replay is 80614597.  An archived version of the webcast will be available until September 30, 2008 on the company’s website at http://ir.starentnetworks.com.

About Starent Networks

Starent Networks, Corp. is a leading provider of infrastructure solutions that enable mobile operators to deliver multimedia services to their subscribers. Starent Networks has created solutions that provide mobile operators with the functions and services needed for access, mobility management and call control in their networks. Through integrated intelligence and high performance capabilities, Starent Networks’ solutions also enhance subscriber management, billing and session policy enforcement. The company’s products are capable of supporting a wide range of mobile wireless networks, such as UMTS, CDMA2000, WiFi and WiMAX. Starent Networks’ products have been deployed by over 85 mobile operators in more than 35 countries. Additional information about Starent Networks is available at www.starentnetworks.com.

Forward Looking Statements

Statements contained in this release that are not historical fact may be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  Such forward-looking statements may relate, among other things, to:  our position in the multimedia core network platform market; our expected financial and operating results; the amount and impact of stock-based compensation charges; our definition of “non-GAAP net income” and/or “non-GAAP net income per share”; our ability to build and expand deployments; the benefits of our products and services; and our ability to achieve our goals, plans and objectives.  Such forward-looking statements do not constitute guarantees of future performance and are subject to a variety of risks and uncertainties that could cause our actual results to differ materially from those anticipated.  These forward-looking statements involve risks and uncertainties, as well as assumptions that, if they do not fully materialize or prove incorrect, could cause our results to differ materially from those expressed or implied by such forward-looking statements.  The risks and uncertainties that could cause our results to differ materially from those expressed or implied by such forward-looking statements include our ability to react to trends and challenges in our business and the markets in which we operate; our ability to anticipate market needs or develop new or enhanced products to meet those needs; the adoption rate of our products, including our new ST40 platform; our ability to establish and maintain successful relationships with our distribution partners; our reliance on a limited number of customers for a substantial portion of our revenue; our reliance on a single product line focused on a single market; our ability to compete in our industry; fluctuations in demand, sales cycles and prices for our products and services; our ability to penetrate the GSM/UMTS market; shortages or price fluctuations in our supply chain; our ability to protect our intellectual property rights; general political, economic and market conditions and events; and other risks and uncertainties described more fully in our documents filed with or furnished to the Securities and Exchange Commission.  More information about these and other risks that may impact our business are set forth in our most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q, each of which are filed with the SEC.  In addition, the forward-looking statements included in this press release represent Starent Networks’ views as of the date of this press release.  Starent Networks anticipates that subsequent events and developments will cause its views to change.  However, while Starent Networks may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so.  These forward-looking statements should not be relied upon as representing Starent Networks’ views as of any date subsequent to the date of this press release.

Non-GAAP Financial Measures

In addition to disclosing financial measures prepared in accordance with Generally Accepted Accounting Principles (GAAP), this press release and the accompanying tables contain non-GAAP financial measures. For a description of these non-GAAP financial measures, including the reasons why management uses each measure, and reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures, please see the section of the accompanying table titled “Use of Non-GAAP Financial Information” as well as the related table that follows it.

A copy of this press release can be found on the investor relations page of Starent Networks’ website at http://ir.starentnetworks.com.

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Starent®, ST16®, and ST40™ are trademarks of Starent Networks, Corp.

Starent Networks, Corp.

Condensed Consolidated Balance Sheets

(in thousands)

	June 30,	December 31,
	2008	2007
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$321,147	$223,987
Short-term investments	—	9,612
Accounts receivable	39,304	56,363
Inventories	41,519	29,638
Prepaid expenses and other current assets	6,291	6,656
Total current assets	408,261	326,256

Property and equipment, net	26,620	20,452
Other assets	2,035	1,955
Restricted cash	832	716

Total assets	$437,748	$349,379

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$9,800	$7,448
Accrued expenses	19,222	21,731
Income taxes payable	1,545	1,075
Current portion of deferred revenue	109,874	52,733
Total current liabilities	140,441	82,987

Deferred revenue, net of current portion	8,056	10,670
Refundable purchase price of restricted common stock	645	783

Stockholders’ equity:
Common stock	70	68
Additional paid-in capital	359,155	348,917
Accumulated other comprehensive income	—	2
Accumulated deficit	(70,619)	(94,048)
Total stockholders’ equity	288,606	254,939

Total liabilities and stockholders’ equity	$437,748	$349,379

Starent Networks, Corp.

Condensed Consolidated Statements of Operations

(in thousands, except per share data)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2008	2007	2008	2007
	(unaudited)		(unaudited)
Revenues:
Product	$52,160	$25,121	$101,047	$49,573
Service	9,008	5,733	16,349	8,923
Total revenues	61,168	30,854	117,396	58,496

Cost of revenues:
Product	9,497	6,316	18,546	10,754
Service	3,806	1,942	7,716	3,329
Total cost of revenues	13,303	8,258	26,262	14,083

Gross profit	47,865	22,596	91,134	44,413

Operating expenses:
Research and development	12,500	7,585	24,843	17,651
Sales and marketing	16,173	8,867	35,024	15,936
General and administrative	5,931	3,398	11,087	6,242
Total operating expenses	34,604	19,850	70,954	39,829
Income from operations	13,261	2,746	20,180	4,584

Other income (expense), net	1,861	799	5,044	1,509
Income before income tax expense	15,122	3,545	25,224	6,093
Income tax expense	(1,346)	(164)	(1,795)	(407)
Net income	13,776	3,381	23,429	5,686
Accretion of redeemable convertible preferred stock	—	(1,448)	—	(3,445)
Income allocated to convertible preferred stockholders	—	(1,108)	—	(1,583)
Net income applicable to common stockholders	$13,776	$825	$23,429	$658

Net Income per share applicable to common stockholders:
Basic	$0.20	$0.03	$0.34	$0.04
Diluted	$0.19	$0.03	$0.32	$0.03

Weighted-average shares used in computing net income per common share:
Basic	69,379	23,919	69,105	15,864
Diluted	74,407	30,197	74,372	21,769

Stock-based compensation included in the lines above:
Cost of revenues	$381	$130	$694	$198
Research and development	1,803	1,660	3,107	2,141
Sales and marketing	1,366	644	2,293	993
General and administrative	968	847	1,794	1,422

	$4,518	$3,281	$7,888	$4,754

Use of Non-GAAP Financial Information

To supplement our condensed consolidated financial statements presented on a GAAP basis, Starent Networks uses non-GAAP measures of operating results, net income and net income per share, which are adjusted to exclude stock-based compensation expense and to give effect to the conversion of preferred stock into common stock as the beginning of the applicable accounting period. We believe these adjustments are appropriate to enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our current period GAAP results are made with the intent of providing both management and investors a more complete understanding of Starent Networks underlying operating results and trends and our marketplace performance. The non-GAAP results are an indication of our baseline performance that are considered by management for the purpose of making operational decisions. In addition, these adjusted non-GAAP results are the primary indicators management uses as a basis for planning and forecasting future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for net income or basic and diluted net income per share prepared in accordance with generally accepted accounting principles in the United States. Non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles and are subject to limitations.

Starent Networks, Corp.

Reconciliation of GAAP to Non-GAAP Items

(in thousands, except per share data)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2008	2007	2008	2007
	(unaudited)		(unaudited)

Gross profit
Total revenues	$61,168	$30,854	$117,396	$58,496
Total cost of revenues	13,303	8,258	26,262	14,083

Gross profit	$47,865	$22,596	$91,134	$44,413

Adjustments to reconcile to Non-GAAP gross profit:
Stock-based compensation	381	130	694	198

Non-GAAP gross profit	$48,246	$22,726	$91,828	$44,611

Operating expenses:
Research and development	$12,500	$7,585	$24,843	$17,651
Sales and marketing	16,173	8,867	35,024	15,936
General and administrative	5,931	3,398	11,087	6,242
Total operating expenses	$34,604	$19,850	$70,954	$39,829

Adjustments to reconcile to Non-GAAP operating expenses:
Stock-based compensation included in:
Research and development	$1,803	$1,660	$3,107	$2,141
Sales and marketing	1,366	644	2,293	993
General and administrative	968	847	1,794	1,422

Non-GAAP operating expenses:
Research and development	$10,697	$5,925	$21,736	$15,510
Sales and marketing	14,807	8,223	32,731	14,943
General and administrative	4,963	2,551	9,293	4,820
Non-GAAP operating expenses	$30,467	$16,699	$63,760	$35,273

Income from operations	$13,261	$2,746	$20,180	$4,584

Adjustments to reconcile to Non-GAAP income from operations:
Stock-based compensation	4,518	3,281	7,888	4,754

Non-GAAP income from operations	$17,779	$6,027	$28,068	$9,338

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2008	2007	2008	2007
	(unaudited)		(unaudited)

GAAP net income	$13,776	$3,381	$23,429	$5,686

Adjustments to reconcile to Non-GAAP net income:
Stock-based compensation	4,518	3,281	7,888	4,754

Non-GAAP net income (1)	$18,294	$6,662	$31,317	$10,440

Non-GAAP net income per common share (1)	$0.25	$0.11	$0.42	$0.17

Weighted-average shares used in computing net income per common share:
Diluted	74,407	30,197	74,372	21,769

Redeemable convertible preferred shares on an “as-converted” basis (2)	—	32,121	—	38,171

Non-GAAP diluted weighted-average shares	74,407	62,318	74,372	59,940

(1)  Excluded amount represents stock-based compensation expense. Stock-based compensation is a non-cash expense accounted for in accordance with the fair value provisions of Statement of Financial Accounting Standards No. 123(R). While stock-based compensation is a large component of our expense, we believe investors prefer to exclude the effects of stock-based compensation expense in order to compare our financial performance with that of other companies and between time periods.

(2)  Represents common shares from the conversion of convertible preferred shares as if the shares were converted as of the beginning of the applicable period. Convertible preferred shares were converted into common shares as of June 6, 2007, the effective date of our initial public offering. We believe investors prefer to give effect to the conversion for prior periods in order to compare our financial performance with that of other companies and between time periods.

Source: Starent Networks, Corp.

Contact:

Mark Donohue

Director, Investor Relations and Assistant Treasurer

Starent Networks, Corp.

978-863-3743